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                                                                    EXHIBIT 32.2

                     TWEETER HOME ENTERTAINMENT GROUP, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tweeter Home Entertainment Group, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul Burmeister, interim Chief Financial Officer of the Company, certify, pursuant to U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of June 30, 2005 and results of operations of the Company for the three months ended June 30, 2005.

                                               /s/ Paul Burmeister
                                               -------------------------------
                                               Paul Burmeister
                                               interim Chief Financial Officer

                                               August 9, 2005